UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 10, 2013

Date of Report (Date of earliest event reported)

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 36th Avenue West Everett, Washington www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Pursuant to the previously announced agreement and plan of merger by and among Intermec, Inc. (“Intermec”), Honeywell International Inc. (“Honeywell”), and Hawkeye Merger Sub Corp., dated December 9, 2012 (the “Merger Agreement”), relating to a proposed merger transaction among the parties (the “Merger”), Intermec extended the termination date under the terms of the Merger Agreement (which extension Honeywell acknowledged) from June 10, 2013 to October 10, 2013. The Merger Agreement was approved by Intermec’s stockholders at a special meeting of stockholders held on March 19, 2013.

As previously disclosed, Intermec and Honeywell each received a request for additional information (the “Second Request”) from the U.S. Federal Trade Commission (“FTC”) in connection with the Merger. The Second Request was issued pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Both Honeywell and Intermec are cooperating closely with the FTC and working diligently to comply with the Second Request, with the continued goal of closing the transaction by the end of the second quarter.

Forward-Looking Statements

Statements made in this press release and related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts, or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. The forward-looking statements contained herein include, without limitation, statements regarding: changes to the Merger Agreement; the receipt of applicable regulatory approval or clearance (including under the HSR) for the Merger; and the timing goal for closing the Merger, if at all. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project,” and “expect,” and similar expressions as they relate to us or our management or others are intended to identify such forward-looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.

Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These risk factors include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which are available, among other places, at the investor relations tab of Intermec’s website at www.intermec.com (which website (including the information contained therein) is not incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

	By:	/s/ YUKIO MORIKUBO
Date: June 10, 2013	Name:	Yukio Morikubo
	Title:	Senior Vice President, General Counsel and Corporate Secretary